UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): November 16, 2016

PLEXUS CORP.
________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54957
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2016, the Board of Directors of Plexus Corp. (the “Company”) approved an amendment to Article III, Section 3.02 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to increase the maximum eligibility age for director-nominees from age 70 to age 72. This restriction does not apply to any director who is also a full-time employee of the Company at the time of an election or in the event the Board of Directors, by majority vote, waives such restriction for a particular nominee prior to such person’s election or re‑election.
A copy of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

3.1	Amended and Restated Bylaws of Plexus Corp., as amended through November 16, 2016.

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 21, 2016                PLEXUS CORP.
                            (Registrant)

By:	/s/ Angelo M. Ninivaggi Angelo M. Ninivaggi Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Plexus Corp.
Exhibit Index
to
Form 8-K, dated November 16, 2016

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Plexus Corp., as amended through November 16, 2016.